UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2006

STONEMOR PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50910	80-0103154
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

155 Rittenhouse Circle

Bristol, PA 19007

(Address of principal executive offices/Zip Code)

(215) 826-2800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 15, 2006, StoneMor Partners L.P. (the “Company”) issued a press release announcing its preliminary selected estimated results for the year ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in Item 2.02 of this report, including the exhibit attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Item 8.01 Other Events

The following information is disclosed under Item 4.02(a) and Item 8.01 of this Form 8-K:

Material Weakness in Internal Control

Following an internal and external inspection of its cemetery locations, the Company determined that some of the pre-need burial vaults that it previously believed to have been installed in the ground during 2005 had not been installed. In accordance with SAB 104, the Company recognizes pre-need burial vault revenue when the vaults are installed in the ground. While management has not yet completed its assessment of the Company’s internal control over financial reporting in connection with the preparation of its Annual Report on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”), it has concluded that due to the pre-need burial vaults not being installed the following material weakness existed as of December 31, 2005:

The Company did not maintain effective internal control procedures related to the recognition of revenue from pre-need burial vaults. Specifically, the Company did not design and maintain controls to ensure proper revenue recognition of pre-need burial vault installations.

A material weakness is a control deficiency, or a combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Result of Existence of Material Weakness

As a result of the existence of the material weakness identified above, the Company’s management expects to conclude in the Form 10-K that, as of December 31, 2005, the Company’s internal control over financial reporting as it relates to the recognition of revenue from the sale of pre-need burial vaults was not effective based upon the criteria in Internal Control-Integrated Framework issued by the Committee on Sponsoring Organizations of the Treadway Commission (COSO). Because the Company has not yet completed its assessment of internal control over financial reporting, the Company’s management may ultimately identify additional control deficiencies that may constitute additional material weaknesses which it would also include in Management’s Report on Internal Control over Financial Reporting in the Form 10-K.

To remediate this material weakness, the Company has implemented a cemetery maintenance audit procedure pursuant to which:

•	Each of the Company’s cemetery superintendents is required to personally inspect, verify, and certify in writing as to each vault installation at the superintendent’s cemetery.

•	The Company’s regional administrators and maintenance personnel are required to perform random cemetery audits to test and verify burial vault installations on a monthly basis at cemeteries located outside of their regions.

•	The Company’s Internal Audit Department is required to conduct periodic surprise field audits to test and verify burial vault installations.

•	The Company’s administrative and maintenance personnel are required to undergo additional training with respect to the foregoing audit procedures and the importance of the Company’s internal controls.

The Company’s management believes that the procedures described above will serve to remediate the material weakness identified.

On March 14, 2006, the audit committee of the board of directors of the Company’s general partner (the “Audit Committee”) retained independent legal counsel to advise the Audit Committee with respect to this matter and to further investigate the circumstances giving rise to the erroneous recognition of revenue.

The independent investigation by counsel for the Audit Committee has just commenced. The Company’s management believes that, based on all errors identified to date, the Company’s previously filed Quarterly Reports on Forms 10-Q for each of the three quarters ended September 30, 2005 will be restated and should no longer be relied upon. The revenue and net earnings that the Company should not have recognized in 2005 are expected to be recognized in the first quarter of 2006. Prior to the filing of its Annual Report on Form 10-K for the year ended December 31, 2005, the Company intends to restate its condensed consolidated financial statements for the quarterly periods ended March 31, June 30, and September 30, 2005 on amended Forms 10-Q for those periods. The Audit Committee and the Board concurred with management’s conclusion regarding non-reliance and restatement on March 13, 2006 based on the results of the investigation to date.

These adjustments have no effect on the Company’s net cash flow or distributions to unitholders.

Until the audit of the Company’s 2005 financial statements are completed, there can be no assurance that there will not be additional errors discovered that may affect the periods indicated above, which may impact management’s determination of the effect of the adjustments necessary to correct any misstatements, or that may affect any other fiscal periods.

Extension of Time to File Annual Report on Form 10-K

Management of the Company has not completed its assessment of internal control of financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002 (the Company is a first-time accelerated filer), the Audit Committee has not completed its investigation, discussed above, of the Company’s recognition of pre-need burial vault revenue, and the Company’s 2005 financial statements have not been completed. The Company intends to file a Form 12b-25 requesting an automatic extension of time to file its Form 10-K.

The Company’s management and the Audit Committee have discussed with Deloitte & Touche LLP the matters disclosed under this Item 4.02(a).

Forward-Looking Statements

Certain statements contained in this Form 8-K and the exhibit attached hereto, including, but not limited to, information regarding the status and progress of StoneMor’s operating activities, the plans and objectives of StoneMor’s management, assumptions regarding StoneMor’s future performance and plans, and any financial guidance provided, as well as certain information in other filings with the SEC and elsewhere, are forward-looking statements within the meaning of Section 27A(i) of the Securities Act of 1933 and Section 21E(i) of the Securities Exchange Act of 1934. The words “believe,” “may,” “will,” “estimate,” “continues,” “anticipate,” “intend,” “project,” “expect,” “anticipate,” “predict,” and similar expressions identify these forward-looking statements. These forward-looking statements are made subject to certain risks and uncertainties that could cause actual results to differ materially from those stated, including, but not limited to, the following: uncertainties associated with future revenue and revenue growth; the impact of StoneMor’s significant leverage on its operating plans; the ability of StoneMor to service its debt; StoneMor’s ability to attract, train and retain an adequate number of sales people; uncertainties associated with the volume and timing of pre-need sales of cemetery services and products; variances in death rates; variances in the use of cremation; changes in the political or regulatory environments, including potential changes in tax accounting and trusting policies; StoneMor’s ability to successfully implement a strategic plan relating to producing operating improvement, strong cash flows and further deleveraging; uncertainties associated with the integration or the anticipated benefits of the acquisition of assets in November 2005, the information disclosed in this Form 8-K; the results from the completion of management’s assessment of internal control of financial reporting; and various other uncertainties associated with the deathcare industry and StoneMor’s operations in particular.

When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the SEC. We assume no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by us, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Press Release dated March 15, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2006	STONEMOR PARTNERS L.P.

	By:	StoneMor GP LLC,
its general partner

By:	/s/ William R. Shane
Name:	William R. Shane
Title:	Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated March 15, 2006.